UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT No.__)

Filed by the Registrant [ X ]
Filed by a party other than the Registrant [   ]

Check the appropriate box:

[X] Preliminary proxy statement
[ ] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting materials pursuant to Sec. 240.14a-11(c)   or Sec. 240.14a-12

                        Imaging Diagnostic Systems, Inc.
                        --------------------------------
                (Name of Registrant as Specified in its Charter)

           -----------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the Appropriate Box):
[ ]   $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[ ]   $500 per each party to the controversy pursuant to
      Exchange Act Rule 14a-6(i)(3).                                   RECORD DATE    DECEMBER 16, 2004
[ ]   Fee computed on table below per Exchange Act Rules               MAILING DATE   JANUARY __, 2004
      14a-6(i)(4) and 0-11.                                            MEETING DATE   FEBRUARY __, 2005

(1)   Title of each class of securities to which
      transaction applies:______________________                       LIST OF EXHIBITS
(2)   Aggregate number of securities to which                          A) Proposed amended
      transaction applies:______________________                          Certificate
(3)   Per unit price or other underlying value of
      transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):_______________________________
(4)   Proposed maximum aggregate value of transaction:_______________________
(5)   Total fee paid:____________________

[ ]   Fee paid previously with preliminary materials.
[ ]   Check box if any part of the fee is offset as provided by Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount previously paid:___________________

(2)   Form, Schedule or Registration Statement No.:_____________

(3)   Filing Party:________________

(4)   Date Filed: December ___, 2004

                        IMAGING DIAGNOSTIC SYSTEMS, INC.
                               6531 NW 18th Court
                            Plantation, Florida 33313

January___2005

Dear Fellow Shareholder,

A special meeting of shareholders will take place on February___, 2005 at 6531 NW 18th Court, Plantation, Florida at 9:00 AM, local time, and we are asking for your participation. You do not need to attend the meeting to participate. However, it is important that you take a few minutes to read the enclosed material and then vote your shares.

We are currently in the process of commercializing the CTLM(R) in International markets and preparing to re-submit our PMA application to the FDA. We anticipated that revenues would have been a significant source of cash at this time but commercialization has been slower than expected. In order to continue operations we will require additional authorized shares for funding the Company in its normal course of business and to provide a reasonable strategic reserve.

In this regard, the Board of Directors are asking the shareholders to approve a proposal to amend our Articles of Incorporation to increase the authorized common stock from 200,000,000 to 300,000,000 shares. Shareholders have funded the Company since its inception and I have confidence in your continued support by voting in favor of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS APPROVING THIS PROPOSAL.

Your vote is important and I urge you to vote your shares by proxy, whether or not you plan to attend the meeting. After you read this proxy statement, please indicate on the proxy card the manner in which you want to have your shares voted. Then date, sign and mail the proxy card in the postage-paid envelope that is provided. If you sign and return your proxy card without indicating your choice, it will be understood that you wish to have your shares voted in accordance with the recommendations of the Board of Directors.


Sincerely,

/s/ T. B. Hansen
----------------
Timothy B. Hansen
Chief Executive Officer

                        IMAGING DIAGNOSTIC SYSTEMS, INC.
                               6531 NW 18th Court
                            Plantation, Florida 33313

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                        To Be Held on February ___, 2005

TO THE STOCKHOLDERS OF IMAGING DIAGNOSTIC SYSTEMS, INC.

     NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of Imaging Diagnostic Systems, Inc., a Florida corporation (the "Company"), will be held on ____day, February ___, 2005, at 9:00 a.m., local time at our corporate offices, located at 6531 NW 18th Court, Plantation, Florida, for the following purpose:

1. To approve a proposal to amend the Company's Articles of Incorporation to increase the number of authorized shares of the Company's common stock, no par value, from 200,000,000 to 300,000,000.

     The foregoing item of business is more fully described in the Proxy Statement accompanying this Notice.

     The Board of Directors has fixed the close of business on Thursday, December 16, 2004, as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

                                   By Order of the Board of Directors

                                   /s/  Allan L. Schwartz
                                   ----------------------
                                        Allan L. Schwartz, Secretary
Plantation, Florida
January___, 2005

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. HOWEVER, TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE. ANY STOCKHOLDER ATTENDING THE MEETING MAY VOTE IN PERSON EVEN IF HE OR SHE RETURNED A PROXY. PLEASE NOTE, HOWEVER, THAT IF A BROKER HOLDS YOUR SHARES OF RECORD, OR BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                        IMAGING DIAGNOSTIC SYSTEMS, INC.
                               6531 NW 18th Court
                            Plantation, Florida 33313


                                 PROXY STATEMENT

                 INFORMATION CONCERNING SOLICITATION AND VOTING



     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Imaging Diagnostic Systems, Inc. (the "Company") for a Special Meeting of Stockholders to be held on _______day, February ____, 2005, at 9:00 a.m., local time, at our corporate offices, located at 6531 NW 18th Court, Plantation, Florida, or any adjournment or adjournments thereof, for the purpose of approving an amendment to the Company's Articles of Incorporation to increase the authorized common stock to 300,000,000 shares. The Company intends to mail this Proxy Statement and the accompanying proxy card on or about January ___, 2005 to all stockholders entitled to vote at the Special Meeting.

WHO IS ENTITLED TO VOTE?

     Only stockholders of record at the close of business on the record date, Thursday, December 16, 2004 are entitled to receive notice of the special meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponements or adjournments of the meeting. On the Record Date, there were outstanding 183,369,662 shares of common stock.

WHO CAN ATTEND THE SPECIAL MEETING?

     All stockholders as of the record date, or their duly appointed proxies, may attend the special meeting. Seating will begin at 8:45 AM and the meeting will commence at 9:00 AM. Each stockholder may be asked to present a valid picture identification, such as a driver's license or passport. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

     Please note that if you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of your brokerage statement reflecting your stock ownership as of the record date and check in at the registration table at the meeting.

WHAT CONSTITUTES A QUORUM?

     The presence in person or by proxy of the holders of a majority of the outstanding common stock will constitute a quorum. A quorum is necessary to transact business at the Meeting. As of the record date the stockholders held a total of 183,369,662 votes. As such, holders of at least 91,684,831 shares (i.e., a majority) must be present at the meeting, in person or by proxy, to obtain a quorum. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

     Shares of common stock represented by proxies that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee which are represented at the Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

HOW DO I VOTE?

     If you complete and properly sign and return the enclosed proxy form in the postage-paid envelope provided.

WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSAL?

     To approve the proposal to amend the Company's Articles of Incorporation to increase the number of authorized shares of the Company's common stock, no par value, from 200,000,000 to 300,000,000, the affirmative vote of the holders of a majority of the shares present in person or by proxy at the special meeting at which a quorum is present will be required.

WHAT IF I DO NOT SPECIFY HOW MY SHARES ARE TO BE VOTED?

     If you submit a proxy but do not indicate any voting instructions, then your shares will be voted in accordance with the Board's recommendations.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

     If a person who has executed and returned a proxy is present at the meeting and wishes to vote in person, he or she may elect to do so and thereby suspend the power of the proxy holders to vote his or her proxy. A proxy also may be revoked before it is exercised by filing with the Secretary of the Company a duly signed revocation of proxy bearing a later date.

VOTING AND SOLICITATION

     Each share of Common Stock issued and outstanding on the record date shall have one vote on the matter presented herein.

SOLICITATION

     We will bear the entire cost of the solicitation of proxies including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, e-mail, telegram or personal solicitation by directors, officers, or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services, but Jersey Transfer & Trust Co. will be paid a fee, estimated to be about $2,500 if it renders solicitation services.

PROPOSAL 1

           INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

The Company's Articles of Incorporation currently authorize the issuance of 200,000,000 shares of common stock, and 2,000,000 shares of Preferred Stock, no par value. On December 7, 2004, the Board of Directors unanimously approved a proposal to increase the number of authorized shares of common stock from 200,000,000 shares to 300,000,000 shares. As of December 16, 2004, 183,369,662 shares of common stock were outstanding and 7,832,995 shares of common stock were reserved for issuance upon the exercise of outstanding stock options. No shares of preferred stock have been issued to date.

The additional shares of common stock would have rights identical to the shares of common stock currently outstanding or reserved for issuance. Holders of the common stock of the Company are entitled to one vote for each share of common stock held and are entitled to receive such dividends as may be declared from time to time by the Board of Directors. In addition, upon a liquidation, dissolution or winding up of the Company, the holders of common stock are entitled to receive a pro rata portion of the net assets of the Company which remain, if any, after the payment of any debts, obligations and liquidation preferences. There are no preemptive rights associated with any of the Company's stock.

The Board of Directors believe that the availability of the proposed amount of additional authorized shares of common stock will provide the Company with the flexibility to issue common stock in connection with possible future acquisitions, equity financing, stock options, stock splits or other appropriate general corporate purposes. If the proposal is approved, the additional shares will be available for issuance without further authorization of the shareholders, unless such action is required by applicable law or the rules of the NASDAQ OTC Bulletin Board or any subsequent exchange on which the stock of the Company may be listed. At this time, the Company has no present plans, understandings or agreements for the issuance or use of the proposed additional shares of common stock, except for sales of the stock to Charlton Avenue LLC ("Charlton") pursuant to our private equity agreement with Charlton. We expect to make those sales from time to time at a price equal to 93% of the then market price based on the formula set forth in the agreement.

The issuance of additional shares of common stock or the rights to acquire such shares would have the effect of diluting the Company's earnings per share and would dilute the voting power of current shareholders who do not acquire sufficient additional shares to maintain their percentage of share ownership. Additional shares of common stock could also be used by the Company to oppose a hostile takeover attempt; however, the Board of Directors presently knows of no such attempt to obtain control of the Company.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 200,000,000 SHARES TO 300,000,000 SHARES.

OTHER MATTERS

     The Board of Directors knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                                   By Order of the Board of Directors

                                              /s/ Allan L. Schwartz
                                              ---------------------
                                              Allan L. Schwartz, Secretary

                                   APPENDIX A

                        IMAGING DIAGNOSTIC SYSTEMS, INC.
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE SPECIAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON FEBRUARY ____, 2005

     The undersigned hereby appoints Timothy B. Hansen and Allan L. Schwartz and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Imaging Diagnostic Systems, Inc. which the undersigned may be entitled to vote at the Special Meeting of Stockholders of Imaging Diagnostic Systems, Inc. to be held at the Company's offices, located at 6531 NW 18th Court, Plantation, Florida, on February ____, 2005, at 9:00 a.m., local time, and at any and all continuations and adjournments thereof, with all powers that the undersigned would possess if personally sent, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

                 (Continued, and to be signed on the other side)

                                              Please mark your votes as this [X]

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER. IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED "FOR" THE INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK. THE SHARES WILL BE VOTED AT THE DISCRETION OF THE PROXIES AND ATTORNEYS-IN-FACT ON THE TRANSACTION OF SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT THEREOF.


FOR
PROPOSAL 1: To approve an amendment              FOR        AGAINST    ABSTAIN
to the Articles of Incorporation to increase
the number of authorized shares of common        [  ]        [  ]        [  ]
stock from 200,000,000 shares to 300,000,000
shares.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

I PLAN TO ATTEND THE MEETING           [  ]

ADMISSION TO SPECIAL MEETING WILL BE BY TICKET ONLY TO STOCKHOLDERS OF RECORD ON RECORD DATE. ADMISSION TICKETS WILL BE MAILED TO THE ADDRESS ENTERED BELOW:

Name:______________________________________________________

Street Address:_______________________________________________

City:_______________________________State:____Zip:_____________

Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorney-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer, stating title. If signer is a partnership, please sign in partnership name by authorized person.


Signature___________________________________________ Date________________

PLEASE VOTE, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.

                                    EXHIBIT A

     In accordance with shareholders' approval of a proposal to amend the Company's Articles of Incorporation to increase the number of authorized shares of the Company's common stock, no par value, from 200,000,000 to 300,000,000 duly executed by a majority of the votes cast by the shareholders of Imaging Diagnostic Systems, Inc. entitled to vote thereon, and ratification of such action by the Company's Board of Directors, the Company's Articles of Incorporation to provide for an increase in the authorized Common Stock, pursuant to the relevant provisions of Chapter 607 of the Florida Statutes are hereby Amended as follows:


                                    Article I
                                    ---------

The name of the corporation is IMAGING DIAGNOSTIC SYSTEMS, INC.


                            ARTICLE III CAPITAL STOCK
                            -------------------------

     The maximum number of shares of capital stock that this corporation is authorized to have outstanding at any one time is 302,000,000 (THREE HUNDRED TWO MILLION) shares, no par value. The 302,000,000 shares of no par value capital stock of the Corporation shall be designated as follows:

               o    300,000,000 common shares

               o 2,000,000 Preferred Shares, the rights, and preferences of which are to be designated by the Company's Board of Directors.


     Except as amended above the remainder of the Company's Articles of Incorporation shall remain unchanged, and are hereby ratified and confirmed.

The foregoing Amendments to the Articles of Incorporation were duly adopted on February ___, 2005 by a majority vote of the holders of the Corporation's common stock, no par value, no Preferred Shares being outstanding, and approved by a sufficient number of votes pursuant to the Florida Statutes.


ATTESTED TO:                              IMAGING DIAGNOSTIC SYSTEMS, INC.


By: _________________________________       Name:_____________________________


                                            Title:____________________________


By:__________________________________       Name:_____________________________


                                            Title:____________________________